Exhibit 99.1

News Release

Media Contact: Lesley Weisenbacher Vice President, Marketing 312.540.6623 | lesley.weisenbacher@merge.com

MERGE REPORTS SECOND QUARTER SALES GROWTH OF 13%
Signs new clients under subscription model and is named #1 VNA in the world

Chicago, IL (July 31, 2012) Merge Healthcare Incorporated (NASDAQ: MRGE), a leading provider of clinical systems and innovations that seek to transform healthcare, today announced its financial and business results for the second quarter of 2012.

“Our second quarter results reflect solid revenue growth even as we move to a new business model,” said Jeff Surges, CEO of Merge Healthcare. “With our premier client base, industry-leading solutions and expansion into new markets, we are well-positioned for continued success in 2012.”

Financial Highlights:
-	Revenue was $62.9 million ($63.4 million on a pro forma basis) in the quarter, compared to $55.6 million ($57.0 million on a pro forma basis) in the second quarter of 2011 - an increase of 13%.
-	Adjusted EBITDA was $13.6 million, representing 21% of pro forma revenue in the quarter, compared to $17.1 million and 30% in the second quarter of 2011.
-	Subscription-based pricing arrangements in which software, hardware and professional services are recognized ratably over a number of years generated 15% of total revenue in the quarter.

Business Highlights:
-	Signed multiple subscription-based contracts including an extension of our strategic partnership with one of the largest imaging practices in the country;
-	Extended our leadership in enterprise-wide imaging and was named the world’s #1 Vendor Neutral Archive (VNA) provider;
-	Added five iConnect® contracts with leading healthcare systems including Franciscan Alliance, Children’s Hospital & Research Center in Oakland, Our Lady of Lourdes and St. Vincent Hospital;
-	Executed 12 contracts for the Merge Meaningful Use (MU) platform within Radiology and Orthopedics settings, adding another 125 physicians to those who have already selected Merge;
-	Released eClinical OS, a Software as a Service (SaaS) application, offering an end-to-end solution for clients to design, deploy and manage clinical trials;
-	Continued the nationwide replacement of disconnected health station units currently in retail pharmacy and corporate settings with new, connected Merge Health Stations.

Quarter Results:
Results compared to the same quarter in the prior year on a GAAP basis are as follows (in millions, except per share data):

	Q2 2012	Q2 2011
Net sales	$62.9	$55.6
Operating income	3.4	8.1
Net loss attributable to common shareholders	(5.9)	(3.3)
Net loss per diluted share	$(0.06)	$(0.04)

Cash balance at period end	$33.7	$45.2
Cash from business operations*	10.2	6.6

*See table at the back of this earnings release.

Pro forma results and other, non-GAAP measures compared to the same quarter in the prior year are as follows (in millions, except percentages and per share data):

	Q2 2012	Q2 2011
Pro forma results
Net sales	$63.4	$57.0
Adjusted net income	1.7	5.0
Adjusted EBITDA	13.6	17.1

Adjusted net income per diluted share	$0.02	$0.06
Adjusted EBITDA per diluted share	$0.14	$0.20

Non-GAAP and other measures**
Subscription, maintenance & EDI revenue as % of net sales	58.8%	N/A
Subscription and non-recurring backlog at period end	$62.4	N/A
Days sales outstanding	99	93

**Comparable information for periods prior to Q2 2012 is not available.

Reconciliation of GAAP net income to adjusted net income and adjusted EBITDA is included after the financial information, below.

Pro Forma Operating Group Results:
Results (in millions) for our operating groups, which we commenced reporting in the second quarter of 2012, are as follows:

Pro Forma Segment Information

	Three Months Ended June 30, 2012
	Healthcare	DNA	Corporate/Other	Total
Net sales:
Software and other	$20.5	$5.0		$25.5
Service	7.0	3.0		10.0
Maintenance	27.4	0.5		27.9
Total net sales	54.9	8.5		63.4
Gross Margin	33.3	2.7		36.0
Gross Margin %	60.7%	31.8%		56.8%
Expenses	22.8	3.8		26.6
Segment income (loss)	$10.5	$(1.1)		9.4
Operating Margin %	19.1%	-12.9%		14.8%
Net corporate/other expenses (1)			$12.7	12.7
Loss before income taxes				(3.3)
Adj. EBITDA reconciling adjustments	4.0	1.1	11.8	16.9
Adjusted EBITDA	$14.5	$-	$(0.9)	$13.6
Adjusted EBITDA %	26.4%	0.0%		21.5%

(1)	Net corporate/other expenses include public company costs, corporate administration costs, acquisition-related expenses and net interest expense.

	Net Sales in the Three Months Ended June 30, 2012					Backlog as of June 30, 2012
	Healthcare		DNA			Healthcare		DNA
Revenue Source	$	%	$	%	Total	$	%	$	%	Total
Maintenance & EDI (1)	$27.4	49.9%	$0.5	5.9%	44.0%
Subscription	3.8	6.9%	5.6	65.9%	14.8%	$11.9	29.6%	$22.2	100.0%	54.6%
Non-recurring	23.7	43.2%	2.4	28.2%	41.2%	28.3	70.4%	-	0.0%	45.4%
Total	$54.9	100.0%	$8.5	100.0%	100.0%	$40.2	100.0%	$22.2	100.0%	100.0%
	86.6%		13.4%			64.4%		35.6%

(1)	Due to the variability in timing and length of maintenance renewals, we do not believe backlog for this revenue component is a meaningful disclosure.

Explanation of Non-GAAP Financial Measures

We report our financial results in accordance with generally accepted accounting principles or GAAP. This press release includes certain non-GAAP financial measures to supplement its GAAP information. Non-GAAP measures are not an alternative to GAAP and may be different from non-GAAP measures used by other companies. A quantitative reconciliation of GAAP net income available to common shareholders to adjusted net income and adjusted EBITDA is included after the financial information included in this press release.

Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to it and investors regarding financial and business trends related to results of operations, because certain charges, costs and expenses reflect events that are not essential to recurring business operations. In addition, management believes these non-GAAP measures provide investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre-acquisition results of Merge and any significant acquired company.  Purchase accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments that are provided and discussed herein. Further, management believes that these non-GAAP measures improve its and investors’ ability to compare Merge’s financial performance with other companies in the technology industry. Management also uses financial statements that exclude these charges, costs and expenses for its internal budgets.  While GAAP results are more complete, these supplemental metrics are offered since, with reconciliations to GAAP, they may provide greater insight into our financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Additional information regarding the non-GAAP financial measures presented is as follows:

-	Pro forma revenue consists of GAAP revenue as reported, adjusted to add back the acquisition related sales adjustments (for all significant acquisitions) recorded for GAAP purposes.
-
Subscription revenue and the related backlog is comprised of software, hardware and professional services (including installation, training, etc.) contracted with and payable by the customer over a number of years.  Generally, these contracts will include a minimum volume / dollar commitment.  As such, the revenue from these transactions is recognized ratably over an extended period of time.   These types of contracts will include monthly payments (including leases), long-term clinical trials, renewable annual software arrangements (with very high renew rate), to specify a few methods.

-
Non-recurring revenue and related backlog represents revenue that we anticipate recognizing in future periods from signed customer contracts as of the end of the period presented.  Non-recurring revenue is comprised of perpetual software license sales and includes licenses, hardware and professional services (including installation, training and consultative engineering services).

-
Adjusted net income consists of GAAP net income available to common stockholders, adjusted to exclude (a) acquisition-related costs, (b) restructuring and other costs, (c) stock-based compensation expense, (d) acquisition-related amortization, and (e) acquisition-related cost of sales adjustments and adds back (f) the acquisition-related sales adjustments.

-
Adjusted EBITDA adjusts GAAP net income available to common stockholders for the items considered in adjusted net income as well as (a) remaining depreciation and amortization, (b) net interest expense, (c) non-cash preferred stock dividends and (d) income tax expense (benefit).

-
Cash from business operations reconciles the cash generated from such operations to the change in GAAP cash balance for the period by reflecting payments of liabilities associated with our acquisitions, payments of acquisition related fees, interest payments and other payments and receipts of cash not generated by the business operations.

Management has excluded certain items from non-GAAP adjusted net income because it believes (i) the amount of certain expenses in any specific period may not directly correlate to the underlying performance of business operations and (ii) the adjustment facilitates comparisons of pre-acquisition results to post-acquisition results.  In addition, the following adjustments are described in more detail below:

-
Acquisition-related amortization expense is a non-cash expense arising from the acquisition of intangible assets in connection with significant acquisitions. Management excludes acquisition-related amortization expense from non-GAAP net income because it believes such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets.

-
Stock-based compensation expense is a non-cash expense arising from the grant of stock awards to employees and is excluded from non-GAAP net income because management believes such expenses can vary significantly between periods as a result of the timing of grants of new stock-based awards, including grants to new employees resulting from acquisitions.

-
Acquisition related sales and costs of sales adjustments reflect the fair value adjustment to deferred revenues acquired in connection with significant acquisitions. The fair value of deferred revenue represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services-related software and product support, which assumes a legal obligation to do so, based on the deferred revenue balances as of the date the acquisition of a significant company was completed. Management adds back this deferred revenue adjustment, net of related costs, for non-GAAP revenue and non-GAAP net income because it believes the inclusion of this amount directly correlates to the underlying performance of operations and facilitates comparisons of pre-acquisition to post-acquisition results.

Notice of Conference Call
Merge will host a conference call on Wednesday, August 1 at 8:30 am EDT to discuss its financial results for the second quarter 2012.  Jeff Surges, Justin Dearborn, and Steve Oreskovich will lead the call. Investors can listen to the conference call live via telephone by dialing 888.267.0102 (US and Canada) or (706) 643-0988 (International) and and referencing Conference ID Number 98263095. The call can be accessed over the Internet at Merge Healthcare Web Cast. A replay via the Internet or phone will be available after the call at http://www.merge.com/Company/Investors/Conference-Call-Info.aspx.

About Merge
Merge is a leading provider of clinical systems and innovations that seek to transform healthcare.  Merge’s enterprise and cloud-based solutions for image intensive specialties provide access to any image, anywhere, any time. Merge also provides health stations, clinical trials software and other health data and analytics solutions that engage consumers in their personal health. With solutions that are used by providers and consumers and include more than 20 years of innovation, Merge is helping to reduce costs and improve the quality of healthcare worldwide. For more information, visit merge.com.

Cautionary Notice Regarding Forward-Looking Statements
The matters discussed in this news release may include forward-looking statements, which could involve a number of risks and uncertainties. When used in this press release, the words “will,” “believes,” “intends,” “anticipates,” “expects” and similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied by, such forward-looking statements. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2012	December 31, 2011
	(Unaudited)
Current assets:
Cash (including restricted cash)	$33,728	$39,272
Accounts receivable, net	68,836	71,014
Inventory	5,457	4,718
Prepaid expenses	9,129	5,678
Deferred income taxes	3,393	3,393
Other current assets	28,012	20,199
Total current assets	148,555	144,274

Property and equipment, net	5,628	4,391
Purchased and developed software, net	22,244	23,924
Other intangible assets, net	41,280	45,152
Goodwill	214,245	209,829
Deferred tax assets	7,763	9,209
Other assets	13,212	13,608
Total assets	$452,927	$450,387

Current liabilities:
Accounts payable	$24,221	$22,114
Interest payable	4,982	4,935
Accrued wages	6,105	6,972
Restructuring accrual	571	1,407
Other current liabilities	17,186	11,580
Deferred revenue	48,785	51,246
Total current liabilities	101,850	98,254

Notes payable	249,698	249,438
Deferred income taxes	1,891	1,891
Deferred revenue	1,301	1,679
Income taxes payable	728	727
Other liabilities	4,809	5,927
Total liabilities	360,277	357,916
Total Merge shareholders' equity	92,200	92,003
Noncontrolling interest	450	468
Total shareholders' equity	92,650	92,471
Total liabilities and shareholders' equity	$452,927	$450,387

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net sales
Software and other	$25,262	$17,639	$48,019	$36,310
Professional services	9,856	10,515	19,296	18,915
Maintenance and EDI	27,768	27,438	56,549	53,039
Total net sales	62,886	55,592	123,864	108,264
Cost of sales
Software and other	11,468	4,681	19,997	11,258
Professional services	6,012	5,016	11,904	10,079
Maintenance and EDI	7,915	6,687	16,598	14,651
Depreciation and amortization	1,901	2,347	3,780	4,846
Total cost of sales	27,296	18,731	52,279	40,834
Gross margin	35,590	36,861	71,585	67,430
Operating costs and expenses:
Sales and marketing	10,743	7,853	21,667	16,546
Product research and development	8,450	7,017	16,042	13,769
General and administrative	7,409	8,264	16,046	14,854
Acquisition-related expenses	2,844	375	3,206	479
Restructuring and other expenses	-	-	-	(36)
Depreciation, amortization and impairment	2,725	5,223	5,532	7,873
Total operating costs and expenses	32,171	28,732	62,493	53,485
Operating income	3,419	8,129	9,092	13,945
Other expense, net	(7,177)	(7,788)	(15,108)	(14,348)
Income (loss) before income taxes	(3,758)	341	(6,016)	(403)
Income tax expense	2,121	2,026	1,726	2,871
Net loss	(5,879)	(1,685)	(7,742)	(3,274)
Less: noncontrolling interest's share	3	-	(18)	-
Net loss attributable to Merge	(5,882)	(1,685)	(7,724)	(3,274)
Less: preferred stock dividends	-	1,587	-	3,153
Net loss attributable to common shareholders of Merge	$(5,882)	$(3,272)	$(7,724)	$(6,427)

Net loss per share - basic	$(0.06)	$(0.04)	$(0.08)	$(0.08)
Weighted average number of common shares outstanding - basic	92,103,421	84,345,025	91,718,685	84,277,343

Net loss per share - diluted	$(0.06)	$(0.04)	$(0.08)	$(0.08)
Weighted average number of common shares outstanding - diluted	92,103,421	84,345,025	91,718,685	84,277,343

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

		Six Months Ended June 30,
		2012	2011
Cash flows from operating activities:
Net loss		$(7,742)	$(3,274)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation, amortization and impairment		9,312	12,719
Share-based compensation		2,817	2,120
Change in contingent consideration for acquisitions		2,169	128
Amortization of notes payable issuance costs & discount		1,319	1,156
Provision for doubtful accounts receivable and allowances, net of recoveries		988	782
Deferred income taxes		1,446	2,440
Unrealized gain on equity security		(1,058)	-
Realized gain on sale of equity security		-	(405)
Net change in assets and liabilities (net of effects of acquisitions)		(12,366)	(14,239)
Net cash provided by (used in) operating activities		(3,115)	1,427
Cash flows from investing activities:
Cash paid for acquisitions, net of cash acquired		(876)	(600)
Purchases of property, equipment and leasehold improvements		(2,403)	(1,277)
Change in restricted cash		-	880
Distribution from investment in equity security		-	405
Net cash used in investing activities		(3,279)	(592)
Cash flows from financing activities:
Proceeds from issuance of term notes		-	53,560
Note and stock issuance costs paid		-	(1,528)
Proceeds from exercise of stock options and employee stock purchase plan		838	206
Principal payments on notes payable		(34)	-
Principal payments on capital leases		(101)	(41)
Redemption and retirement of preferred stock		-	(40,750)
Preferred stock dividends		-	(7,152)
Net cash provided by financing activities		703	4,295
Effect of exchange rate changes on cash		147	(45)
Net increase (decrease) in cash		(5,544)	5,085
Cash and cash equivalents, beginning of period (net of restricted cash)	(1)	38,565	39,382
Cash and cash equivalents, end of period (net of restricted cash)	(2)	$33,021	$44,467

(1)	Restricted cash of $707 and $1,647 as of December 31, 2011 and 2010, respectively.
(2)	Restricted cash of $707 and $767 as of June 30, 2012 and 2011, respectively.

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS TO ADJUSTED EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net loss attributable to common shareholders	$(5,882)	$(3,272)	$(7,724)	$(6,427)
Acquisition related costs	2,844	375	3,206	479
Restructuring and other	-	-	-	(36)
Stock-based compensation expense	1,617	1,058	2,816	2,120
Amortization of significant acquisition intangibles	2,726	5,604	5,452	8,692
Acquisition-related sales adjustments	483	1,411	1,057	2,748
Acquisition-related cost of sales adjustments	(74)	(216)	(203)	(288)
Adjusted net income	$1,714	$4,960	$4,604	$7,288
Depreciation and amortization	1,900	1,966	3,860	4,027
Net interest expense	7,840	6,579	15,880	12,933
Non-cash preferred stock dividend	-	1,587	-	3,153
Income tax expense	2,121	2,026	1,726	2,871
Adjusted EBITDA	$13,575	$17,118	$26,070	$30,272

Adjusted net income per share - diluted	$0.02	$0.06	$0.05	$0.08
Adjusted EBITDA per share - diluted	$0.14	$0.20	$0.28	$0.35

Fully diluted shares	94,078,015	87,562,218	94,656,923	87,080,877

	Pro Forma Three Months Ended June 30,		Pro Forma Six Months Ended June 30,
	2012	2011	2012	2011
Net loss attributable to common shareholders	$(5,473)	$(2,077)	$(6,870)	$(3,967)
Acquisition related costs	2,844	375	3,206	479
Restructuring and other	-	-	-	(36)
Stock-based compensation expense	1,617	1,058	2,816	2,120
Amortization of significant acquisition intangibles	2,726	5,604	5,452	8,692
Adjusted net income	$1,714	$4,960	$4,604	$7,288
Depreciation and amortization	1,900	1,966	3,860	4,027
Net interest expense	7,840	6,579	15,880	12,933
Non-cash preferred stock dividend	-	1,587	-	3,153
Income tax expense	2,121	2,026	1,726	2,871
Adjusted EBITDA	$13,575	$17,118	$26,070	$30,272

Adjusted net income per share - diluted	$0.02	$0.06	$0.05	$0.08
Adjusted EBITDA per share - diluted	$0.14	$0.20	$0.28	$0.35

Fully diluted shares	94,078,015	87,562,218	94,656,923	87,080,877

MERGE HEALTHCARE INCORPORATED AND SUBSIDIARIES
CASH FROM BUSINESS OPERATIONS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(amounts in millions)
Cash received from (paid for):
Issuance of debt and equity	$-	$53.6	$-	$53.6
Debt and equity issuance costs	-	(2.5)	-	(2.5)
Redemption of preferred stock	-	(40.8)	-	(40.8)
Payment of preferred stock dividends	-	(7.1)	-	(7.1)
Interest paid	(14.8)	(10.9)	(14.8)	(10.9)
Acquisitions	(0.4)	(0.6)	(0.9)	(0.6)
Restructuring initiatives	(0.3)	(0.3)	(0.5)	(0.9)
Acquisition related costs	(0.3)	-	(0.5)	(0.4)
Proceeds from stock option exercises	-	-	0.7	-
Property and equipment purchases	(0.6)	(0.9)	(2.3)	(1.2)
Settlements with former officers	-	-	-	(0.9)
Other non-operating cash flows	-	0.4	-	0.4
Business operations	10.2	6.6	12.7	15.5
Increase (decrease) in cash	$(6.2)	$(2.5)	$(5.6)	$4.2

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